UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) November 6, 2017

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

601 Poydras Street, Suite 1500 New Orleans, Louisiana (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, the potential need to sell certain assets to raise additional capital; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; consolidation of our customer base; fleet additions by competitors and industry overcapacity; our views with respect to the need for and timing of the replenishment of our asset base, including through acquisitions or vessel construction; changes in decisions and capital spending by customers and the industry expectations in the energy industry for offshore exploration, field development and production; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; uncertainty of global financial market conditions and difficulty in accessing credit or capital; our ability to comply with covenants in our indentures and other debt instruments; the continued availability of qualified personnel and other supplies; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements, especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. Readers should consider all of these risk factors as well as other information contained in this report.

On November 6, 2017, the Company issued a press release announcing the date, time and telephone number for its earnings conference call which is scheduled for Thursday, November 9, 2017 at 9:00 a.m. Central time. During the conference call, the Company will discuss results for the three months ended September 30, 2017, which are expected to be released on November 8, 2017, after the markets close.  During the conference call, Company’s management may discuss not only the factors contributing to the Company’s financial and operational performance during the three months ended September 30, 2017, but also their near-term outlook with respect to the Company’s future performance.  Information that the Company may elect to provide includes guidance or estimates with respect to vessel revenues and operating costs or other financial and operational metrics

The press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is furnished with this Form 8-K:

99.1	Press Release dated November 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief Investor Relations Officer

Date: November 9, 2017

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